                                                                 EXHIBIT 10.18.1

                   2006 TARGET BONUSES UNDER SEMCO ENERGY, INC.'S
       SHORT-TERM INCENTIVE PLAN FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006

     The following are the target bonuses for the fiscal year ending December 31, 2006 for each of the named executive officers (as defined in Item 402(a)(3) of Regulation S-K) of SEMCO Energy, Inc. (the "Company") under the Company's Short-Term Incentive Plan, which may be increased or decreased depending on each named executive officer's performance and the corporate financial results of the Company, as permitted under the Short-Term Incentive Plan:


                                                           TARGET BONUS THAT MAY
                                                           BE GRANTED UNDER STIP
               NAME AND POSITION                                  FOR 2006
               -----------------                           ---------------------
George A. Schreiber, Jr.
      President and CEO                                       60% of Base Salary

Michael V. Palmeri
      Senior Vice President, Treasurer and CFO                40% of Base Salary

Eugene N. Dubay
      Senior Vice President of Operations                     50% of Base Salary

Peter F. Clark
      Senior Vice President and General Counsel               35% of Base Salary

Mark T. Prendeville
      Vice President and Deputy General Counsel               30% of Base Salary